SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): September 22, 2000



                      EDUCATIONAL VIDEO CONFERENCING, INC.
                      ------------------------------------

             (Exact name of registrant as specified in its charter)



       Delaware                        001-14827                 06-1488212
       --------                        ---------                 ----------
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
   of incorporation)                                         Identification No.)


         35 East Grassy Sprain Road, Suite 200, Yonkers, New York 10710
         --------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code (914) 787-3500
                                                   --------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On September 22, 2000, Educational Video Conferencing, Inc. ("EVCI") created a new series of preferred stock designated Series B 7% Convertible Preferred Stock. The Series B Preferred consists of 200,000 shares, each having a stated value of $100 per share. The Series B Preferred is being offered privately, together with Warrants to purchase EVCI's common stock, to selected investment entities at $100 per share. To date, EVCI has received gross proceeds of $13,000,000 from issuances of Series B Preferred and Warrants as follows:

                                Shares of Series B         Shares of Common Stock Underlying         Issue
          Buyer                      Preferred                          Warrants                      Date
--------------------------    ------------------------    -------------------------------------    ----------
Paloma Strategic Fund                 100,000                           555,556                     9/22/00
L.P.

Seneca Capital                        13,080                             72,667                     9/27/00
International, Ltd.
Seneca Capital, L.P.                   6,920                             38,444                     9/27/00
Merced Partners Limited                5,000                             27,778                     9/29/00
Partnership
Lakeshore International,               5,000                             27,778                     9/29/00
Ltd.                                  ______                            _______
                                      130,000                           722,223
                                      =======                           =======

                  The terms of the Series B Preferred permit EVCI to continue to sell the remaining 70,000 shares and related Warrants, until March 22, 2000, on the same terms as those specified below. Alternatively, EVCI may, until such date, issue other securities for up to $7,000,000 of gross proceeds provided the holders of Series B Preferred are given the opportunity to exchange their Series B Preferred and Warrants for such other securities.

                  After paying offering expenses, the net proceeds is approximately $12,850,000 from the sale of 130,000 shares of Series B Preferred and Warrants. Of such proceeds, $3,220,000 was used to redeem all outstanding shares of EVCI's Series A 7.5% Convertible Preferred Stock and the balance of approximately $9,630,000 is for capital expenditures and general corporate purposes.

                  A brief summary of the terms of the Series B Preferred and Warrants follows.

SERIES B PREFERRED

         RANK. The Series B Preferred ranks senior, as to dividends, liquidation and voting rights, to all capital stock of EVCI, except that it would rank PARI PASSU with any series of parity preferred stock that is included in the other securities that EVCI is permitted to issue until March 22, 2000.

         DIVIDENDS. Holders of Series B Preferred will be entitled to receive semi-annual cumulative cash dividends at an annual rate of 7% of the stated value, in preference to any dividend on EVCI's common stock or any other series of junior preferred stock, and PARI PASSU with any parity preferred stock.

         LIQUIDATION PREFERENCE. In the event of the liquidation, merger or sale of all or substantially all of the assets of EVCI, Series B Preferred holders will be entitled to receive 100% of the stated value of their shares plus accrued and unpaid dividends, in preference to the holders of EVCI's common stock and any series of junior preferred stock and PARI PASSU with any parity preferred stock.

         VOTING RIGHTS. Except as permitted by Delaware law, and with respect to the protective provisions referred to below, the Series B Preferred has no voting rights.

         OPTIONAL CONVERSION. Prior to the September 22, 2003, the Series B Preferred will be convertible at any time at the option of the holder, in whole or in part, into shares of EVCI common stock. The initial conversion price is $13.50 per share of common stock, subject to adjustment. In addition to the antidilution adjustments discussed below, on September 22, 2001, the conversion price will be reset to the lower of (a) $13.50 and (b) the 10-day average closing bid price for EVCI's common stock for the period ending on September 22, 2001, but to not lower than $6.75.

         AUTOMATIC CONVERSION. On September 22, 2003, any outstanding Series B Preferred will automatically convert into common stock of EVCI at a conversion price equal to the lower of (a) the reset conversion price as of September 22, 2001 and (b) the 10-day average closing bid price for EVCI's common stock for the period ending on September 22, 2003, but to not lower than 50% of such reset conversion price.

         ANTIDILUTION ADJUSTMENTS. The conversion price is subject to customary antidilution adjustments for stock splits and stock dividends. The conversion price is also subject to a customary, weighted average adjustment as a result of issuances in private placements of EVCI's common stock, or securities exercisable for or convertible into EVCI's common stock, in each case at a price below the conversion price, other than issuances of Excluded Shares, as defined.

         REDEMPTION. The Series B Preferred is not redeemable at EVCI's option.

         If EVCI issues its securities for cash and/or indebtedness, for a price below the conversion price and the result is a change of control that is reportable pursuant to Schedule 14A of the proxy rules, holders of Series B Preferred will have a one-time option to require EVCI to redeem the Series B Preferred at a price of 105% of the stated value, plus accrued dividends.

         Unless EVCI obtains stockholder approval of the Series B Preferred and Warrant terms, EVCI would be required to redeem at 120% of their stated value, plus accrued dividends, all shares of Series B Preferred that upon conversion would result in holders of Series B Preferred owning more than 19.99% of EVCI's common stock outstanding on September 22, 2000.

         REGISTRATION RIGHTS OF SERIES B PREFERRED AND WARRANTS. By October 22, 2000, EVCI must file a shelf registration statement, under the Securities Act of 1933, covering the resale of shares of EVCI's common stock issuable upon conversion of Series B Preferred and exercise of Warrants. EVCI must use its best efforts to cause the registration statement to become effective by December 21, 2000. In any event, the registration statement must be declared effective by the 150th day after the initial filing of such registration statement.
Non-compliance with these deadlines subjects EVCI to an 18% per annum cash penalty based on the aggregate stated value of the outstanding Series B Preferred. The Series B Preferred holders will also be able to effect an underwritten offering off of the shelf registration statement and to have the common stock underlying their Series B Preferred and Warrants registered in EVCI's underwritten offerings, subject to customary underwriter cutbacks.

         CO-SALE RIGHTS OF SERIES B PREFERRED. Holders of Series B Preferred have certain co-sale rights in connection with sales of Common Stock in private transactions by the member of EVCI management owning more than 10% of EVCI's Common Stock on the date of the Amended and Restated Co-Sale Agreement.

         PROTECTIVE PROVISIONS. Without the vote or consent of the holders of two-thirds of the then-outstanding shares of Series B Preferred (determined on an as converted basis) EVCI cannot take certain action, including the following:

         o        issue shares of Series B Preferred after March 21, 2001;

         o increase or decrease the total authorized shares of any series of EVCI's preferred or common stock;

         o effect a merger or sale of all of substantially all the assets of EVCI or any of its subsidiaries;

         o        declare or pay any dividends to EVCI's common stockholders;

         o        incur indebtedness of more than $15,000,000; or

         o issue any additional shares of EVCI's capital stock at a discount to the average closing bid price of EVCI's common stock for the 10 trading days prior to such issuance, except for issuances of Excluded Shares.

WARRANTS

         AMOUNT. Warrants are issuable with the Series B Preferred to purchase the number of shares of EVCI's common stock as equals 75% of the total stated value of Series B Preferred issued to a holder divided by $13.50.

         TERM. Warrants expire on the third anniversary of their issue date.

         EXERCISE PRICE. Initially, Warrants are exercisable at $20.25 per share. Warrants permit customary cashless exercise.

         ANTIDILUTION ADJUSTMENTS. The Warrant exercise price is subject to customary antidilution adjustments for stock splits and stock dividends. The exercise price is also subject to a customary weighted average adjustment as a result of issuances of EVCI's common stock or securities convertible into or exercisable for EVCI's common stock, below fair market value (as determined in good faith by EVCI's board of directors), other than issuances of Excluded Shares.

ITEM 7.    EXHIBITS

         Exhibit No.      Description of Exhibits
         -----------      -----------------------

           3.6 Certificate of Designations of Series B 7% Convertible Series B Preferred of the Registrant

           3.6(a) Certificate of Correction of Certificate of Designations of the Series B 7% Convertible Series B Preferred of the Registrant

           4.9            Form of Common Stock Purchase Warrant

          10.56           Form of Series B Stock Purchase Agreement

                          SCHEDULES (Omitted from this filing. Copies will be provided to the Commission upon request.)
                          3 (a)  -     Subsidiaries
                          3 (c)  -     Capitalization
                          3 (e)  -     Conflicts
                          3 (g)  -     Material Changes
                          3 (h)  -     Litigation

                          3 (l)  -     Union Membership
                          3 (m)  -     Intellectual Property
                          3 (o)  -     Liens
                          3 (t)  -     Tax Status
                          3 (u)  -     Certain Transactions

                          Exhibits
                          --------

                          A      -     Certificate of Designations (see Exhibit
                                       3.6 to this Report)
                          B      -     Form of Common Stock Purchase Warrant
                                       (see Exhibit 4.8 to this Report)
                          C      -     Registration Rights Agreement (see
                                       Exhibit 10.57 to this Report)
                          D      -     Form of Opinion on Removal of Legend
                          E      -     Form of Irrevocable Transfer Agent
                                       Instructions
                          F      -     Form of Opinion of Company Counsel
                                       (omitted from this filing)
                          G      -     Form of Company Board of Director
                                       Resolutions (omitted from this filing)
                          H      -     Co-Sale Agreement (see Exhibit 10.58 to
                                       this Report)
                          I      -     Series A Waiver Letter


                  10.57 Amended and Restated Registration Rights Agreement, dated September 27, 2000, between Paloma Strategic Fund L.P. ("Paloma"), Seneca Capital International, Ltd. ("Seneca Ltd.), Seneca Capital, L.P. ("Seneca L.P."), Merced Partners Limited Partnership ("Merced"), Lakeshore International, Ltd. ("Lakeshore") and the Registrant

                  10.58    Amended  and  Restated   Co-Sale   Agreement,   dated
                           September 29, 2000, among Dr. Arol I. Buntzman, the Registrant, Paloma, Seneca Ltd., Seneca L.P., Merced and Lakeshore

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EDUCATIONAL VIDEO CONFERENCING, INC.

Dated:     October 6, 2000                By: /s/ Richard Goldenberg
                                              --------------------------------
                                              Name:  Richard Goldenberg
                                              Title: Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

         Exhibit No.      Description of Exhibits
         -----------      -----------------------

        3.6 Certificate of Designations of Series B 7% Convertible Series B Preferred of the Registrant

        3.6(a) Certificate of Correction of Certificate of Designations of the Series B 7% Convertible Series B Preferred of the Registrant

        4.9               Form of Common Stock Purchase Warrant

       10.56              Form of Series B Stock Purchase Agreement

                          SCHEDULES (Omitted from this filing. Copies will be provided to the Commission upon request.)
                          3 (a)  -     Subsidiaries
                          3 (c)  -     Capitalization
                          3 (e)  -     Conflicts
                          3 (g)  -     Material Changes
                          3 (h)  -     Litigation
                          3 (l)  -     Union Membership
                          3 (m)  -     Intellectual Property
                          3 (o)  -     Liens
                          3 (t)  -     Tax Status
                          3 (u)  -     Certain Transactions

                          EXHIBITS

                          A      -     Certificate of Designations (see Exhibit
                                       3.6 to this Report)
                          B      -     Form of Common Stock Purchase Warrant
                                       (see Exhibit 4.8 to this Report)
                          C      -     Registration Rights Agreement (see
                                       Exhibit 10.57 to this Report)
                          D      -     Form of Opinion on Removal of Legend
                          E      -     Form of Irrevocable Transfer Agent
                                       Instructions
                          F      -     Form of Opinion of Company Counsel
                                       (omitted from this filing)
                          G      -     Form of Company Board of Director
                                       Resolutions (omitted from this filing)
                          H      -     Co-Sale Agreement (see Exhibit 10.58 to
                                       this Report)
                          I      -     Series A Waiver Letter

                  10.57 Amended and Restated Registration Rights Agreement, dated September 27, 2000, between Paloma Strategic Fund L.P. ("Paloma"), Seneca Capital International, Ltd. ("Seneca Ltd.), Seneca Capital, L.P. ("Seneca L.P."), Merced Partners Limited Partnership ("Merced"), Lakeshore International, Ltd. ("Lakeshore") and the Registrant

                  10.58 Amended and Restated Co-Sale Agreement, dated September 29, 2000, among Dr. Arol I. Buntzman, the Registrant, Paloma, Seneca Ltd., Seneca L.P., Merced, and Lakeshore